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January 1, 1999


The information below supplements Massachusetts Mutual Life Insurance Company's Flex Extra variable annuity prospectus dated May 1, 1998. Please place this supplement with your prospectus and retain it for future reference.

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                                  FLEX EXTRA
                       Supplement dated January 1, 1999
                      To the Prospectus dated May 1, 1998

The Flex Extra variable annuity prospectus is amended as follows:

In the Section entitled "The Guaranteed Principal Account," on page 17 delete the last three sentences in the second paragraph and replace with the following:

            Although MassMutual is not obligated to credit interest at a rate higher than 3.5%, it will credit and guarantee a secondary interest rate, which may be higher but will never be lower than 3.5%, for each calendar year period. In addition MassMutual may pay a rate of interest in excess of that secondary guarantee for such periods as it deems appropriate. Upon request MassMutual will inform Contract Owners of the then applicable rate or rates.




January 1, 1999